N E W S R E L E A S E CONTACT: Paul Seavey FOR IMMEDIATE RELEASE (312) 279-1579 September 11, 2017 ELS REPORTS ON HURRICANE IRMA INITIAL ASSESSMENT UNDERWAY CHICAGO, IL – September 11, 2017 – Equity LifeStyle Properties, Inc. (NYSE: ELS; the “Company”) reported today that it is in the process of undertaking an initial assessment of the impact of Hurricane Irma on its 138 Florida properties. At this time, no injuries to our residents, guests or employees have been reported. Based on our ongoing initial assessments, properties have been affected by flooding, wind, wind-blown debris, falling trees and tree branches. We have seen damage to some homes, carports, screen rooms and awnings. Consistent with prior storm events, newer homes appear to have held up well during the hurricane. Given access restrictions, we are presently unable to assess Hurricane Irma’s impact on our two Florida Keys properties. The Company believes that it has adequate insurance subject to deductibles, including business interruption coverage. President and Chief Executive Officer Marguerite Nader commented, “Above all, we are grateful that there have not been any reported deaths or injuries to our residents, guests or employees. Our operations team in Florida has displayed outstanding diligence and efficiency in assisting our customers while preparing for and reacting to the effects of Hurricane Irma.” This press release includes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used, words such as "anticipate," "expect," "believe," "project," "intend," "may be" and "will be" and similar words or phrases, or the negative thereof, unless the context requires otherwise, are intended to identify forward- looking statements and may include without limitation, information regarding our expectations, goals or intentions regarding the future, and the expected effect of our acquisitions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, including, but not limited to: • our ability to control costs, real estate market conditions, the actual rate of decline in customers, the actual use of Sites by customers and our success in acquiring new customers at our Properties (including those that we may acquire); • our ability to maintain historical or increase future rental rates and occupancy with respect to Properties currently owned or that we may acquire; • our ability to retain and attract customers renewing, upgrading and entering right-to-use contracts; • our assumptions about rental and home sales markets; • our ability to manage counter-party risk; • in the age-qualified Properties, home sales results could be impacted by the ability of potential home buyers to sell their existing residences as well as by financial, credit and capital markets volatility;

• results from home sales and occupancy will continue to be impacted by local economic conditions, lack of affordable manufactured home financing and competition from alternative housing options including site-built single-family housing; • impact of government intervention to stabilize site-built single family housing and not manufactured housing; • effective integration of recent acquisitions and our estimates regarding the future performance of recent acquisitions; • the completion of future transactions in their entirety, if any, and timing and effective integration with respect thereto; • unanticipated costs or unforeseen liabilities associated with recent acquisitions; • ability to obtain financing or refinance existing debt on favorable terms or at all; • the effect of interest rates; • the dilutive effects of issuing additional securities; • the effect of accounting for the entry of contracts with customers representing a right-to- use the Properties under the Codification Topic "Revenue Recognition"; • the outcome of pending or future lawsuits or actions brought against us, including those disclosed in our filings with the Securities and Exchange Commission; and • other risks indicated from time to time in our filings with the Securities and Exchange Commission. For further information on these and other factors that could impact us and the statements contained herein, refer to our filings with the Securities and Exchange Commission, including “Risk Factors” in our most recent Annual Report on Form 10-K and subsequent quarterly reports. These forward-looking statements are based on management's present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise. We are a fully integrated owner and operator of lifestyle-oriented properties and own or have an interest in 404 quality properties in 32 states and British Columbia consisting of 149,450 sites. We are a self-administered, self-managed real estate investment trust with headquarters in Chicago. # # #